UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2023
MARIMED INC.
(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10 Oceana Way
Norwood, MA 02062
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (781) 277-0007

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable.	Not Applicable.	Not Applicable.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 17, 2023, Kathleen Tucker was appointed to the Board of Directors (the “Board”) of MariMed Inc. (the “Company”). Ms. Tucker’s appointment fills the vacancy on the Board that resulted from the passing of Mr. Robert Fireman, the Company’s former Chairman and Chief Executive Officer, in December 2022. The appointment of Ms. Tucker to Board committees is expected to occur at the board meeting immediately following the Company’s next annual meeting of stockholders. Ms. Tucker has not had any direct or indirect interest in any transactions with the Company that requires disclosure under Item 404(a) of Regulation S-K.

There is no existing family relationship between Ms. Tucker and any director or executive officer of the Company.

BIOGRAPHICAL INFORMATION REGARDING THE INCOMING DIRECTOR

The principal occupation and brief summary of Ms. Tucker’s background is as follows:

Kathleen Tucker, age 63, joined the Company’s Board as of April 17, 2023. Ms. Tucker has more than 25 years of senior executive experience in consumer marketing, product development, operations, finance, and technology with both iconic U.S. brands and cannabis companies. Since 2016, she has served as the Chief Executive Officer and founder of Presence Enterprises, LLC, a distributor of CBD-infused health and wellness supplements and products. From 2015 to 2016, she was the Chief Operating Officer of one of the Company's operating subsidiaries, and for the two years prior, she served as the Chief Operating Officer and co-founder of 3C Compassionate Care Center, a medical cannabis dispensary. Earlier in her career, Ms. Tucker gained valuable experience as Vice President and Head of Engineering at worldwide floral company FTD, Inc. and as Senior Vice President, Global Application Development at VISA, Inc. Ms. Tucker received an M.B.A. and B.S. degree in Operations and Computer Science from Northern Illinois University.

Item 8.01. Other Events

On April 17, 2023, the Company issued a press release announcing the appointment of Kathleen Tucker to the Board. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated April 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

**********

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: April 17, 2023
	By:	/s/ Susan M. Villare
Susan M. Villare, Chief Financial Officer